Fees Summary	Jul. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 2,435.48
Total Transaction Valuation	17,635,590.00
Total Offset Amount	0.00
Net Fee	$ 2,435.48